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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 28, 2004

                                 E.PIPHANY, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                       000-27183              77-0443392
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                475 Concar Drive
                           San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 356-3800

                                 Not Applicable

         (Former name or former address, if changed since last report.)

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

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits.

             99.1 Historical Breakdown of License, Services and Maintenance Revenues and Cost of Revenues.

ITEM 9.      REGULATION FD DISCLOSURE.

       This current report on Form 8-K is being furnished by E.piphany, Inc.
to provide supplemental historical revenue and cost information associated with revenues generated from product licenses, services, and maintenance for quarterly periods prior to when the company first began to provide such information for its recent quarter ended March 31, 2004. The information attached as exhibit 99.1 to this current report on Form 8-K is consistent with the financial reporting in the company's quarterly report on Form 10-Q for the quarter ended March 31, 2004.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EPIPHANY, INC.

Dated: May 28, 2004                     /s/ Kevin Yeaman
                                        ----------------------------------------
                                        Kevin Yeaman
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Exhibit Title
--------------      -------------
99.1                Historical Breakdown of License, Services and Maintenance
                    Revenues and Cost of Revenues.

                                 EPIPHANY, INC.
   HISTORICAL BREAKDOWN OF LICENSE, SERVICES AND MAINTENANCE REVENUES AND COST
                                   OF REVENUES
                                 (in thousands)
                                   (Unaudited)

                                                        Three Months Ended                   Year Ended
                                         -------------------------------------------------   ----------
                                          3/31/2002    6/30/2002    9/30/2002   12/31/2002   12/31/2002
                                         ----------   ----------   ----------   ----------   ----------
Revenues:
  Product license                        $   10,911   $    6,817   $    6,756   $    9,304   $   33,788
  Services                                    5,410        6,640        6,655        6,080       24,785
  Maintenance                                 5,825        5,941        6,384        7,107       25,257
                                         ----------   ----------   ----------   ----------   ----------
      Total revenues                         22,146       19,398       19,795       22,491       83,830
                                         ----------   ----------   ----------   ----------   ----------

Cost of revenues:
  Product license                               246          324          301          426        1,297
  Services                                    6,334        6,333        6,230        6,003       24,900
  Maintenance                                 1,830        1,697        1,510        1,526        6,563
  Amortization of purchased technology        2,432        2,424        2,438        2,433        9,727
                                         ----------   ----------   ----------   ----------   ----------
      Total cost of revenues                 10,842       10,778       10,479       10,388       42,487
                                         ----------   ----------   ----------   ----------   ----------
      Gross profit                       $   11,304   $    8,620   $    9,316   $   12,103   $   41,343
                                         ==========   ==========   ==========   ==========   ==========

                                                                                                          Three Months
                                                        Three Months Ended                   Year Ended      Ended
                                         -------------------------------------------------   ----------   ------------
                                          3/31/2003    6/30/2003    9/30/2003   12/31/2003   12/31/2003     3/31/2004
                                         ----------   ----------   ----------   ----------   ----------   ------------
Revenues:
  Product license                        $   10,391   $    9,539   $   10,239   $   13,336   $   43,505   $      7,106
  Services                                    5,115        5,434        7,179        6,380       24,108          5,535
  Maintenance                                 7,005        7,185        6,790        7,539       28,519          7,588
                                         ----------   ----------   ----------   ----------   ----------   ------------
      Total revenues                         22,511       22,158       24,208       27,255       96,132         20,229
                                         ----------   ----------   ----------   ----------   ----------   ------------

Cost of revenues:
  Product license                               252          412          419          474        1,557            415
  Services                                    6,020        5,880        5,644        5,535       23,079          4,498
  Maintenance                                 1,540        1,574        1,349        1,283        5,746          1,276
  Amortization of purchased technology        1,828        1,470          755          755        4,808            679
                                         ----------   ----------   ----------   ----------   ----------   ------------
      Total cost of revenues                  9,640        9,336        8,167        8,047       35,190          6,868
                                         ----------   ----------   ----------   ----------   ----------   ------------
      Gross profit                       $   12,871   $   12,822   $   16,041   $   19,208   $   60,942   $     13,361
                                         ==========   ==========   ==========   ==========   ==========   ============